Consolidated Statements of Comprehensive Loss - USD ($) shares in Thousands, $ in Thousands	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
Revenues
Sales of goods	$ 5	$ 116	$ 299
Total revenue	5	116	299
Cost of goods sold and operating Expenses
Cost of goods sold	4	58	138
Research and development	8,120	7,377	6,677
General and administrative	3,601	6,006	4,125
Total operating expenses	11,725	13,441	10,940
Loss from operations	(11,720)	(13,325)	(10,641)
Other income (expense)
Finance income	24	201	65
Finance costs	(30)	(18)	(18)
Operating lease interest expense	(12)	(20)	0
Loss before income taxes	(18)	(163)	(10,594)
Income tax provision (recovery)	0	0	0
Net loss	(11,738)	(13,162)	(10,594)
Attributable to:
Net income attributable to Nymox share holders	$ (11,738)	$ (13,162)	$ (10,594)
Basic and diluted loss per share	$ (0.16)	$ (0.19)	$ (0.18)
Weighted average number of common shares outstanding	73,823	68,845	60,466